EXHIBIT 10.10


                                REVOLVING CREDIT
                                      AND
                               SECURITY AGREEMENT

         Revolving Credit and Security Agreement dated May 4, 1998, ("Agreement") between Prima Industrie S.p.A. ("Prima Industrie"), organized under the laws of Italy Prima U.S. Inc. ("Prima U.S."), a Michigan corporation (and collectively with Prima Industrie "Borrowers"), and THE PRIMA GROUP INTERNATIONAL, INC., a corporation organized under the laws of Delaware (the "Lender").

         WHEREAS, Lender is willing to make loans to Borrowers, pursuant to the terms of this Agreement for the purpose of providing Borrowers with a credit facility; and

         WHEREAS, Lender has agreed that such credit facility will be in the form of revolving credit facilities in the amount of $3,000,000 with advances always at the discretion of Lender;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                I.   DEFINITIONS

         1.1 Accounting Terms. As used in this Agreement, the Note, or any certificate, report or other document made or delivered pursuant to this Agreement, accounting terms not defined in Section 1.2 or elsewhere in this Agreement and accounting terms partly defined in Section 1.2 to the extent not defined, shall have the respective meanings given to them under Generally Accepted Accounting Principles accounting principles ("GAAP") in effect in the United State and consistently applied and maintained.

         1.2 General Terms. For purposes of this Agreement the following terms shall have the following meanings:

                  "Advances" shall mean and include the Revolving Advances.

                  "Advance Rates" shall have the meaning set forth in Section 2.1(a) hereof.

                  "Affiliate" of any Person shall mean (a) any Person (other than a Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with such Person, or (b) any Person who is a director or officer (i) of such Person, (ii) of any Subsidiary of such Person or (iii) of any Person described in clause (a) above. For purposes of this definition, control of a Person shall mean the power, direct or indirect,
(x) to vote 5% or more of the securities having ordinary voting power for the election of directors of such Person, or (y) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

                  "Authority" shall have the meaning set forth in Section
4.19(d).


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                  "Bank" shall mean NationsBank of North Carolina.

                  "Blocked Accounts" shall have the meaning set forth in Section 4.15(h).

                  "Borrowers" shall mean Prima Industrie S.p.A. and Prima U.S., Inc.

                  "Business" shall mean the business of Borrowers as conducted as of the Closing Date at their facilities in Collegno, Turin, Italy and in Farmington Hills, Michigan.

                  "Business Day" shall mean any day other than a day on which commercial banks in North Carolina are authorized or required by law to close, or elect to close for holidays.

                  "Claims" shall mean all Liens, claims or encumbrances held or asserted by any Person against any or all of the Collateral, other than (A) Charges and (B) Permitted Encumbrances.

                  "Closing Date" shall mean May 11, 1998 or such other date as may be agreed to by the parties hereto.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

                  "Collateral" shall mean and include:

                           (a)      all Receivables;

                           (b)      all Inventory;

                           (c)      all of Prima  U.S.'s  rights,  title and
interest in and to (i) its goods and other property including, but not limited to all merchandise returned or rejected by Customers, relating to or securing any of the Receivables; (ii) all of Prima U.S.'s rights as a consignor, a consignee, an unpaid vendor, mechanic, artisan, or other lienor, including stoppage in transit, setoff, detinue, replevin, reclamation and repurchase;
(iii) all additional amounts due to Prima U.S. from any Customer relating to the Receivables; (iv) other property, including warranty claims, relating to any goods securing this Agreement; (v) all of Prima U.S.'s contract rights, rights of payment which have been earned under a contract right, instruments, documents, chattel paper, warehouse receipts, bills of lading, shipping documents, documents of title, deposit accounts, money and securities; (vi) if and when obtained by Prima U.S., all real and personal property of third parties in which Prima U.S. has been granted a lien or security interest as security for the payment or enforcement of Receivables; and (vii) any other goods, personal property or real property now owned or hereafter acquired in which either Borrower has expressly granted a security interest or may in the future grant a security interest to Lender hereunder, or in any amendment or supplement hereto, or under any other agreement between Lender and Borrowers;

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                           (d)      all of Borrowers' ledger sheets, ledger
cards, files, correspondence, records, books of account, business papers, computers, computer software (owned by Borrower or in which it has an interest), computer programs, tapes, disks and documents relating to (a), (b), and (c), of this Paragraph; and

                           (e)      all  proceeds  and  products of (a),  (b),
(c), and (d), in whatever form, including, but not limited to: cash, deposit accounts (whether or not comprised solely of proceeds), certificates of deposit, insurance proceeds (including hazard, flood and credit insurance), negotiable instruments and other instruments for the payment of money, chattel paper, security agreements or documents, eminent domain proceeds, condemnation proceeds and tort claim proceeds.

                  "Consents" shall mean all filings and all licenses, permits, consents, approvals, authorizations, qualifications and order of governmental and transnational authorities and other third parties, domestic or foreign, necessary to carry on Borrowers' business, including, without limitation, any consents required under all applicable federal, state or other applicable law or regulation.

                  "Contract Rate" shall mean the Revolving Interest.

                  "Controlled Group" shall mean all members of a controlled group of corporations and all trades or business (whether or not incorporated) under common control which, together with Borrower, are treated as a single employer under Section 414 of the Code.

                  "Customers" shall mean and include the account debtor with respect to any of the Prima U.S. Receivables and/or the prospective purchaser of goods, services or both with respect to any contract or contract right, and/or any party who enters into or proposes to enter into any contract or other arrangement with either Borrower pursuant to which either Borrower is to deliver any personal property or perform any services.

                  "Default" shall mean an event which, with the giving of notice or passage of time or both, would constitute an Event of Default.

                  "Default Rate" shall have the meaning set forth in Section 3.1 hereof.

                  "Depository Accounts" shall have the meaning set forth in
Section 4.15(h) hereof.

                  "Documents" shall have the meaning set forth in Section 8.1(c) hereof.

                  "Dollar" and the sign "$" shall mean lawful money of the United States of America.

                  "Environmental Complaint" shall have the meaning set forth in
Section 4.19(d) hereof.

                  "Environmental Laws" shall mean all environmental, land use, zoning, health, chemical use, safety and sanitation laws, statutes, ordinances and codes relating to the protection of the environment and/or governing the use, storage, treatment, generation, transportation, processing,

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handling, production or disposal of Hazardous Substances and the rules, regulations, policies, guidelines, interpretations, decisions, orders and directives of governmental agencies and authorities with respect thereto.

                  "Event of Default" shall mean the occurrence of any of the events set forth in Article X hereof.

                  "GAAP" shall mean generally accepted accounting principles in the United States of America in effect from time to time. As used herein, any reference to GAAP applied on a consistent basis shall mean GAAP applied on a basis consistent with the manner in which the financial statements are prepared pursuant to this Agreement.

                  "Indebtedness" of a Person at a particular date shall mean all obligations of such Person which in accordance with GAAP would be classified upon a balance sheet as liabilities (except capital stock and surplus earned or otherwise) and in any event, without limitation by reason of enumeration, shall include all indebtedness, debt and other similar monetary obligations of such Person whether direct or guaranteed, and all premiums, if any, due at the required prepayment dates of such indebtedness, and all indebtedness secured by a Lien on assets owned by such Person, whether or not such indebtedness actually shall have been created, assumed or incurred by such Person. Any indebtedness of such Person resulting from the acquisition by such Person of any assets subject to any Lien shall be deemed, for the purposes hereof, to be the equivalent of the creation, assumption and incurring of the indebtedness secured thereby, whether or not actually so created, assumed or incurred.

                  "Intangible Assets" shall mean all assets of Borrower as may be properly classified as "intangible assets" in accordance with GAAP consistently applied.

                  "Inventory" shall mean all of the Borrowers' now owned or hereafter acquired goods, merchandise and other personal property, wherever located, whether in transit or not, to be furnished under any contract of service or held for sale or lease, all raw materials, work in process, finished goods and materials and supplies of any kind, nature or description which are or might be used or consumed in Borrowers' business or used in selling or furnishing such goods, merchandise and other personal property, and all documents of title or other documents representing them.

                  "Lender" shall have the meaning ascribed to such term in the Preamble and shall include each Person which is a transferee, successor or assign of Lender.

                  "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, security interest, lien, Charge, or encumbrance, or preference, priority or other security agreement or preferential arrangement in respect of any asset of any kind or nature whatsoever including, without limitation, any conditional sale or other title retention agreement, any lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction.

                  "Maximum Revolving Advance Amount" shall mean three million (United States of America) dollars ($3,000,000).

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                  "Multiemployer Plan" shall mean a "multiemployer plan" as
defined in Sections 3(37) and 4001(a)(3) of ERISA.

                  "Note", shall mean the Revolving Credit Note.

                  "Obligations" shall mean and include any and all of Borrower's Indebtedness and/or liabilities to Lender or any corporation that directly or indirectly controls or is controlled by or is under common control with Lender of every kind, nature and description, direct or indirect, secured or unsecured, joint, several, joint and several, absolute or contingent, due or to become due, now existing or hereafter arising, contractual or tortious, liquidated or unliquidated, regardless of how such indebtedness or liabilities arise or by what agreement or instrument they may be evidenced or whether evidenced by any agreement or instrument, including, but not limited to, any and all of Borrower's Indebtedness and/or liabilities under this Agreement or under any other agreement between Lender and Borrower and all obligations of Borrower to Lender to perform acts or refrain from taking any action.

                  "Other Documents" shall mean the Note(s), and any and all other agreements, instruments and documents, including, without limitation, guaranties, pledges, powers of attorney, consents, and all other writings heretofore, now or hereafter executed by Borrower and/or delivered to Lender in respect of the transactions contemplated by this Agreement.

                  "Parent" of any Person shall mean a corporation or other entity owning, directly or indirectly at least 50% of the shares of stock or other ownership interests having ordinary voting power to elect a majority of the directors of the Person, or other Persons performing similar functions for any such Person.

                  "Payment Office" shall mean such office of Lender which it may designate by notice to Borrower to be the Payment Office.

                  "Permitted Encumbrances" shall mean (a) Liens in favor of Lender; (b) Liens for taxes, assessments or other governmental charges not delinquent, or, being contested in good faith and by appropriate Proceedings and with respect to which proper reserves have been taken by Borrower; provided, that, the Lien shall have no effect on the priority of the Liens in favor of Lender or the value of the assets in which Lender has such a Lien and a stay of enforcement of any such Lien shall be in effect; (c) deposits or pledges to secure obligations under worker's compensation, social security or similar laws, or under unemployment Insurance; (d) deposits or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds and other obligations of like nature arising in the ordinary course of Borrower's business; (e) judgment Liens that have been stayed or bonded and mechanics', worker's materialmen's or other like Liens arising in the ordinary course of Borrower's business with respect to obligations which are not due or which are being contested in good faith by Borrower; (f) Liens placed upon fixed assets hereafter acquired to secure a portion of the purchase price thereof, provided that (x) any such lien shall not encumber any other property of Borrower and (y) the aggregate amount of Indebtedness secured by such Liens, incurred as a result of such purchases during any fiscal year shall not exceed the amount provided for in Section 7.6;
(g) other

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Liens incidental to the conduct of Borrower's business or the ownership of its property and assets which were not incurred in connection with the borrowing of money or the obtaining of advances or credit, and which do not in the aggregate materially detract from Lender's rights in and to the Collateral or the value of Borrower's property or assets or which do not materially impair the use thereof in the operation of Borrower's business; and (h) Liens disclosed on SCHEDULE "1.2".

                  "Person" shall mean an individual a partnership, a corporation, a business trust, a joint stock company, a trust, an unincorporated association, a joint venture, a governmental authority or any other entity of whatever nature.

                  "Prime Rate" shall mean the reference rate of the Bank as publicly announced to be in effect from time to time, such rate to be adjusted automatically, without notice, on the effective date of any change in such rate. This rate of interest is determined from time to time by the Bank as a means of pricing some loans to its customers and is neither tied to any external rate of interest or index nor does it necessarily reflect the lowest rate of interest actually charged by the Bank to any particular class or category of customers of the Bank.

                  "Pro Forma Balance Sheet" shall have the meaning set forth in
Section 5.5(a) hereof.

                  "Pro Form Financial Statements: shall have the meaning set forth in Section 5.5(b) hereof.

                  "Projections" shall have the meaning set forth in Section 5.5(b) hereof.

                  "Receivables" shall mean and include all of Prima U.S.'s accounts, contract rights, instruments, documents, chattel paper, general intangibles relating to accounts, drafts and acceptances, and all other forms of obligations owning to Prima U.S.'s arising out of or in connection with the sale or lease of Inventory or the rendition of services, all guarantees and other security therefore whether secured or unsecured, now existing or hereafter created, and whether or not specifically sold or assigned to Lender hereunder.

                  "Related Person" shall mean as to any Person, any other Person which, together with such Person, is treated as a single employer under Section 414(c) of the Code.

                  "Reportable Event" shall mean a reportable event described in
Section 4043(b) of ERISA or the regulations promulgated thereunder.

                  "Revolving Advances" shall mean Advances made under the Note.

                  "Revolving Credit Note" shall mean the promissory note referred to in Section 2.1(a) hereof.

                  "Revolving Interest Rate" shall mean an interest rate per annum equal to the sum of the Prime Rate.

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                  "Subsidiary" of any Person shall mean a corporation or other entity of whose shares of stock or other ownership interests having ordinary voting power (other than stock or other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the directors of such corporation, or other Persons performing similar functions for such entity, are owned, directly or indirectly, by such Person.

                  "Term" shall mean the Closing Date through June 30, 1999 as same may be extended in accordance with the provisions of Section 13.1.

                  "Termination Date" shall have the meaning set forth in Section
13.1 hereof.

                  "Transactions" shall have the meaning set forth in Section 5.5 hereof.

                  "Undrawn Availability" at a particular date shall mean an amount equal to (a) the lesser of (i) the Formula Amount or (ii) the Maximum Revolving Advance Amount, minus (b) the sum of (i) the outstanding amount of Revolving advances, plus (ii) all amounts due and owing to Borrower's creditors which remain unpaid beyond the present ordinary course of business payment practices of the Business.

         1.3 Uniform Commercial Code Terms. All terms used herein and defined in the Uniform Commercial Code as adopted in the State of North Carolina shall have the meaning given therein unless otherwise defined herein.

         1.4 Other Terms and Computation of Time Periods. Wherever appropriate in the context, terms used herein in the singular also include the plural. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations and vice versa, and each masculine, feminine or neuter pronoun shall also include other genders. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The computation of periods of time from a specified dated to a later specified date, the word "from" means "from and including" and the words "to" and "until", each means "to but excluding". All references to any instruments or agreements, including, without limitation, references to any of the Other Documents shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.

                            II.   ADVANCES, PAYMENTS

         2.1 (a) Revolving Advances. Subject to the terms and conditions set forth in this Agreement, Lender will make Revolving Advances to Borrowers in aggregate amounts outstanding not to exceed the Maximum Revolving Advance Amount. Advances may be made to either Borrower but their shall be only one indebtedness created which shall be the joint and several obligation of each Borrower.

         The Revolving Advances shall be evidenced by the joint secured promissory note of Borrowers ("Revolving Credit Note") substantially in the form attached hereto as EXHIBIT "A".

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                  (b) Discretionary Rights. The Maximum Revolving Advance Amount
may be increased or decreased by Lender at any time and from time to time in the exercise of its reasonable discretion; provided, however, so long as no Event of Default has occurred and is continuing Lender shall provide Borrower with notice (oral or written) five (5) Business Days prior to any such decrease. Borrower consents to any such increases or decreases and acknowledges that decreasing the Maximum Revolving Advance Amount may limit or restrict Advances requested by Borrower.

         2.2 Procedure for Revolving Advances Borrowing. Borrower may notify Lender prior to 11:00 a.m. on a Business Day of its request to incur, on that day, a Revolving Advance hereunder. Should any amount required to be paid as interest hereunder, or as fees or other charges due from Borrower under this Agreement or any other agreement with Lender, or with respect to any other Obligation, become due, same shall be deemed a request for a Revolving Advance as of the date such payment is due, in the amount required to pay in full such interest, fee, charge or Obligation under this Agreement or any other agreement with Lender, and such request shall be irrevocable.

         2.3 Disbursement of Advance Proceeds. All Advances shall be disbursed from whichever office or other place Lender may designate from time to time and, together with any and all other Obligations of Borrower to Lender, shall be charged to Borrower's account on Lender's books. During the Term, Borrower may use the Revolving Advances by borrowing, prepaying and reborrowing, all in accordance with the terms and conditions hereof. The proceeds of each Revolving Advance requested by Borrower or deemed to have been requested by Borrower under
Section 2.2 hereof shall, with respect to requested Revolving Advances to the extent Lender makes such Revolving Advances, be made available to Borrower on the day so requested by way of credit to Borrower's operating account at Bank, or such other bank as Borrower may designate following written notification to Lender, in immediately available federal or other immediately available funds or, with respect to Revolving Advances deemed to have been requested, be disbursed to Lender in payment of outstanding Obligations.

         2.4      Repayment of Advances.

                  (a) The Advances shall be due and payable in full on the last day of the Term subject to earlier prepayment as herein provided.

                  (b) All payments of principal, interest and other amounts payable hereunder, or under any of the related agreements shall be made to Lender at the Payment Office not later than 1:00 p.m. (North Carolina Time) on the due date therefor in lawful money of the United States of America in federal or other funds immediately available to Lender. Lender shall have the right to effectuate payment on any and all Obligations due and owing hereunder by charging Borrowers' account or by making Advances as provided in Section 2.3 hereof.

                  (c) Borrower's shall pay principal, interest, and all other amounts payable hereunder, or under any related agreement, without any deduction whatsoever, including, but not limited to, any deduction for any setoff or counterclaim.

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         2.5 Repayment of Excess Advances. Except as set forth in Section 10.1 hereof, the aggregate balance of Revolving Advances outstanding at any time in excess of the limitations set forth in Section 2.1 hereof, shall be immediately due and payable in either event without the necessity of any demand, at the Payment Office, whether or not a Default or an Event of Default has occurred.

         2.6 Statement of Account. Lender shall maintain, in accordance with its customary procedures, a single loan account in the name of Borrowers in which shall be recorded the date and amount of each Advance made by Lender and the date and amount of each payment in respect thereof; provided, however, the failure by Lender to record the date and amount of any Advance shall not adversely affect Lender. For each month, Lender shall send to Borrowers a Statement showing the accounting for the Advances made, payments made or credited in respect thereof, and other transactions between Lender and Borrowers, during such month. The monthly statements shall be deemed correct and binding upon Borrowers in the absence of manifest error and shall constitute an account stated between Lender and Borrowers unless Lender receives a written statement of Borrowers' specific exceptions thereto within thirty (30) days after such statement is received by Borrowers. The records of Lender with respect to the loan account shall be prima facie evidence of the amounts of Advances and other charges thereto and of payments applicable thereto.

         2.7 Additional Payments. Any sums expended by Lender due to either Borrower's failure to perform or comply with its obligations under this Agreement including, without limitation, Borrower's obligations under Section 4.2, 4.4, 4.12, 4.13, 4.14 and 6.1 hereof, may be charged to Borrowers account as a Revolving Advance and added to the Obligations.

         2.8 Prepayments. Borrowers shall not be entitled to prepay any Advances hereunder without the express written consent of the Lender.

                             III. INTEREST AND FEES

         3.1 Interest. Interest on Advances shall be payable in arrears on the first day of each month. Interest charges shall be computed on the actual principal amount of Advances outstanding at the end of each day at a rate per annum equal to the Revolving Interest Rate. Whenever, subsequent to the date of this Agreement, the Prime Rate is increased or decreased, the applicable Contract Rate shall be similarly changed without notice or demand of any kind by an amount equal to the amount of such change in the Prime Rate on the first day of the month following the month in which any change in the Prime Rate occurred. Upon and after the occurrence of an Event of Default, and during the continuation thereof, the Obligations shall bear interest at the applicable Contract Rate plus four (4%) percent per annum (the "Default Rate").

         3.2 Computation of Interest and Fees. Interest and fees hereunder shall be computed on the basis of a year of 360 days and for the actual number of days elapsed. If any payment to be made hereunder becomes due and payable on a day other than a Business Day, the due date hereof shall be extended to the next succeeding Business Day and interest thereon shall be payable at the applicable rate during such extension, as more fully set forth herein.

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         3.3 Maximum Charges. In no event whatsoever shall interest and other charges charged hereunder exceed the highest rate permissible under law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that a court determines that Lender has received interest and other charges hereunder in excess of the highest rate applicable hereto, such excess interest shall be first applied to any unpaid principal balance owned by Borrower's, and if the then remaining excess interest is greater than the previously unpaid principal balance, Lender shall promptly refund such excess amount to Borrowers and the provisions hereof shall be deemed amended to provide for such permissible rate.

                         IV. COLLATERAL: GENERAL TERMS

         4.1 Security Interest in the Collateral. To secure the prompt payment and performance to Lender of the Obligations, each of the Borrowers hereby assigns, pledges and grants to Lender a continuing security interest in and to all of the Collateral, whether now owned or existing or hereafter acquired or arising and wheresoever located. Each borrower shall mark its books and records as may be necessary or appropriate to evidence, protect and perfect Lender's security interest and shall cause its financial statements to reflect such security interest.

         4.2 Perfection of Security Interest. Each borrower shall take all action that may be necessary, or that Lender may reasonably request, so as at all times to maintain the validity, perfection, enforceability and priority of Lender's security interest in the Collateral or to enable Lender to protect, exercise or enforce its rights hereunder and in the Collateral, including, but not limited to (i) immediately discharging all Liens other than Permitted Encumbrances, (ii) delivering to Lender, endorsed or accompanied by such instruments of assignment as Lender may specify, and stamping or marking, in such manner as Lender may specify, any and all chattel paper, instruments, letters of credit and advices thereof and documents evidencing or forming a part of the Collateral, (iii) entering into warehousing, lockbox and other custodial arrangements satisfactory to Lender, and (iv) executing and delivering financing statements, instruments of pledge, notices and assignments, in each case in form and substance satisfactory to Lender, relating to the creation, validity, perfection, maintenance or continuation of Lender's security interest under the Uniform Commercial Code or other applicable law. All reasonable charges, expenses and fees Lender may incur in doing any of the foregoing, and any local taxes relating thereto, shall be charged to Borrowers' account as a Revolving Advance and added to the Obligations, or, at Lender's option, shall be paid to Lender immediately upon demand.

         4.3 Disposition of Collateral. Each borrower will safeguard and protect all Collateral for Lender's general account and make no disposition thereof whether by sale, lease or otherwise except (a) the sale of Inventory in the ordinary course of business or (b) items listed on SCHEDULE "4.3".

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         4.4 Preservation of Collateral. Following the occurrence of a Default or an Event of Default, in addition to the rights and remedies set forth in
Section 11.1 hereof, Lender; (a) may at any time take such steps as Lender deems necessary to protect Lender's interest in and to preserve the Collateral, including the hiring of such security guards or the placing of other security protection measures as Lender may deem appropriate; (b) may employ and maintain at any of Borrower's premises a custodian who shall have full authority to do all acts necessary to protect Lender's interests in the Collateral; (c) may lease warehouse facilities to which Lender may move all or part of the Collateral; (d) may use any of Borrower's owned or leased lifts, hoists, trucks and other facilities or equipment for handling or removing the Collateral; and
(e) shall have, and is hereby granted, a right of ingress and egress to the places where the Collateral is located, and may proceed over and through any of Borrower's owned or leased property. Borrower shall cooperate fully with all of Lender's efforts to preserve the Collateral and will take such actions to preserve the Collateral, including any expenses relating to the bonding of a custodian, shall be charged to Borrower's account as a Revolving Advance and added to the Obligations.

         4.5 Ownership of Collateral. With respect to the Collateral, at the time the Collateral becomes subject to Lender's security interest: (a) Borrower shall be the sole owner of and fully authorized and able to sell, transfer, pledge and/or grant a first security interest in each and every item of the Collateral to Lender; and, except for Permitted Encumbrances the Collateral shall be free and clear of all Liens, Claims, Charges and encumbrances whatsoever; (b) each document and agreement executed by Borrower or delivered to Lender in connection with this Agreement shall be true and correct in all respects; (c) all signatures and endorsements of Borrower that appear on such documents and agreements shall be genuine and Borrower shall have full capacity to execute same; and (d) Borrower's Inventory shall be located as set forth on SCHEDULE "4.5" and shall not be removed from such location(s) without the prior written consent of Lender expect with respect to the sale of Inventory in the ordinary course of business and to the extent permitted in Section 4.3 hereof.

         4.6 Defense of Lender's Interests. Until (a) payment and performance in full of all of the Obligations and (b) termination of this Agreement, Lender's interests in the Collateral shall continue in full force and effect. During such period Borrower shall not, without Lender's prior written consent, pledge, or (except Inventory in the ordinary course of business and Equipment to the extent permitted in Section 4.3 hereof), assign, transfer, create or suffer to exist a Lien upon or encumber or allow or suffer all or any part of the Collateral to be encumbered in any way except for Permitted Encumbrances. Borrower shall defend Lender's interests in the Collateral against any and all Persons whatsoever. At any time following demand by Lender for payment of all Obligations as permitted hereunder, (x) Lender shall have the right to take possession of the indicia of the Collateral and the Collateral in whatever physical form contained, including without limitation: labels, stationery, documents, instruments and advertising materials, (y) if Lender exercises this right to take possession of the Collateral, Borrower shall, upon demand, assemble it in the best manner possible and make it available to Lender at a place reasonably convenient to Lender and
(z) Borrower shall, and Lender may, at its option, instruct all suppliers, carriers, forwarders, warehouses or others receiving or holding cash, checks, inventory, documents or instruments in which or in the proceeds of which Lender holds a security interest to deliver same to Lender and/or subject to Lender's order and if they shall come into Borrower's possession, they, and each of them, shall be held by Borrower in trust as Lender's trustee, and Borrower will immediately deliver them to Lender in their original form together with any necessary endorsement. In addition, with respect to all Collateral, Lender shall be entitled to all of the rights and remedies set forth herein and further provided by the Uniform Commercial Code or other applicable law.

         4.7 Books and Records. Borrower (a) shall keep proper books of record and account in which full, true and correct entries will be made of all dealings or transactions of or in relation to its business and affairs; (b) set up on its books accruals with respect to all taxes, assessments, charges, levies and claims; and (c) on a reasonably current basis set up on its books, from its earnings, allowances against doubtful Receivables, advances and investments and all other proper accruals (including without limitation by reason of enumeration, accruals for premiums, if any, due on required payments and accruals for depreciation, obsolescence, or amortization of properties), which should be set aside from such earnings in connection with its business. All determinations pursuant to this subsection shall be made in accordance with, or as required by GAAP consistently applied in the opinion of such independent public accountant as shall then be regularly engaged by Borrower.

         4.8 Financial Disclosure. Each Borrower hereby irrevocably authorizes and directs all accountants and auditors employed by Borrower at any time during the Term to exhibit and deliver to Lender copies of any of Borrower's financial statements, trial balances or other accounting records of any sort in the accountant's or auditor's possession, and to disclose to Lender any information such accountants and auditors may have concerning Borrower's financial status and business operations. Borrower hereby authorizes all federal, state and municipal authorities to furnish to Lender copies of reports or examinations relating to Borrower, whether made by Borrower or otherwise; however, Lender will attempt to obtain such information or materials directly from Borrower prior to obtaining such information or materials from such accountants, auditors or such authorities.

         4.9 Compliance with Laws. Borrower shall comply with all acts, rules, regulations and orders of any legislative, administrative or judicial body or official applicable to the Collateral or any part thereof or to the operation of Borrower's business the non-compliance with which would have a material adverse effect on the Collateral, or the operations, business or condition (financial or otherwise) of Borrower. Borrower may, however, contest or dispute any acts, rules, regulations, orders and directions of those bodies or officials in any reasonable manner, provided that any related Lien in inchoate or stayed and sufficient reserves are established to the reasonable satisfaction of Lender to protect Lender's Lien on or security interest in the Collateral.

         4.10 Inspection of Premises. At all reasonable times Lender shall have full access to and the right to audit, check, inspect and make abstracts and copies from Borrower's books, records, audits, correspondence and all other papers relating to the Collateral and the operation of Borrower's business. Lender and its agents may enter upon any of Borrower's premises at any time during business hours and at any other reasonable time, and from time to time, for the purpose of inspecting the Collateral and any and all records pertaining thereto and the operation of Borrower's business.

         4.11 Insurance. Borrower shall bear the full risk of any loss of any nature whatsoever with respect to the Collateral. At Borrower's own cost and expense in amounts and with carriers acceptable to Lender, Borrower shall (a) keep all its insurable properties and properties in which Borrower has an interest insured against the hazards of fire, flood, sprinkler leakage, those hazards covered by extended coverage insurance and such other hazards, and for such amounts, as is customary in the case of companies engaged in businesses similar to Borrower's including, without limitation, business interruption insurance; (b) maintain a bond in such amounts as is customary in the case of companies engaged in businesses similar to Borrower's insuring against larceny, embezzlement or other criminal misappropriation of insured's officers and employees who may either singly or jointly with others at any time have access to the assets or funds of Borrower either directly or through authority to draw upon such funds or to direct generally the disposition of such assets; (c) maintain public and product liability insurance against claims for personal injury, death or property damage suffered by others; (d) maintain all such workmen's compensation or similar insurance as may be required under the laws of any state or jurisdiction in which Borrower is engaged in business; (e) maintain a life insurance policy covering the life of Gianfranco Carbonato in the face amount of at least two hundred thousand dollars ($200,000); (f) furnish Lender with (i) copies of all policies and evidence of the maintenance of such policies by the renewal thereof at least thirty (30) days before any expiration date, and (ii) appropriate loss payable endorsements in form and substance satisfactory to Lender, naming Lender as loss payee as its interest may appear with respect to all insurance coverage referred to in clauses (a), and (b) above, and providing (A) that all proceeds thereunder shall be payable to Lender, (B) no such insurance shall be affected by any act or neglect of the insured or owner of the property described in such policy, and (C) that such policy and loss payable clauses may not: be canceled, amended or terminated unless at least thirty (30) days, prior written notice is given to Lender. In the event of any loss thereunder, the carriers named therein hereby are directed by Lender and Borrower to make payment for such loss to Lender and not to Borrower and Lender jointly. If any insurance losses are paid by check, draft or other instrument payable to Borrower and Lender jointly, Lender may endorse Borrower's name thereon and do such other things as Lender may deem advisable to reduce the same to cash. Lender is hereby authorized to adjust and compromise claims under insurance coverage referred to in clauses
(a), and (b) above. All loss recoveries received by Lender upon any such insurance may be applied to the Obligations, in such order as Lender in its sole discretion shall determine. Any surplus shall be paid by Lender to Borrower or applied as may be otherwise required by law. Any deficiency thereon shall be paid by Borrower to Lender, on demand. Anything hereinabove to the contrary notwithstanding, and subject to the fulfillment of the conditions set forth below, Lender shall remit to Borrower insurance proceeds received by Lender during any calendar year under insurance policies procured and maintained by Borrower which insure Borrower's insurable properties to the extent such insurance proceeds do not exceed $100,000 in the aggregate during such calendar year or $50,000 per occurrence. In the event the amount of insurance proceeds received by Lender for any occurrence exceeds $50,000, then Lender shall not be obligated to remit the insurance proceeds to Borrower unless Borrower shall provide Lender with evidence reasonably satisfactory to Lender that the insurance proceeds with be used by Borrower to repair, replace or restore the insured property which was the subject of the insurable loss. In the event Borrower has previously received (or, after giving effect to any proposed Remittance by Lender to Borrower would receive) insurance proceeds which equal or exceed $100,000 in the aggregate during any calendar year, then Lender may, in its sole discretion, either place such proceeds in a cash collateral account and remit the insurance proceeds to Borrower upon Borrower providing Lender with evidence reasonably satisfactory to Lender that the insurance proceeds will be used by Borrower to repair, replace or restore the insured property which was the subject of the insurable loss or apply the proceeds to the Obligations, as aforesaid. The agreement of Lender to remit insurance proceeds in the manner above provided shall be subject in each instance to satisfaction of each of the following conditions: (x) No Event of Default or Default shall then have occurred and be continuing, and (y) Borrower shall use such insurance proceeds to repair, replace or restore the insurable property which was the subject of the insurable loss and for no other purpose.

         4.12 Failure to Pay Insurance. If Borrower fails to obtain insurance as hereinabove provided, or to keep the same in force, Lender, if Lender so elects, may obtain such insurance and pay the premium therefor for Borrower's account, and charge Borrower's account therefor and such expenses so paid shall be part of the Obligations.

         4.13 Payment of Taxes. Borrower will pay, when due, all taxes assessments and other Charges or Claims lawfully levied or assessed upon Borrower or any of the Collateral including, without limitation, real and personal property taxes, assessments and charges and all franchise, income, employment, social security benefits, withholding, and sales taxes. If any tax by any governmental authority is or may be imposed on or as a result of any transaction between Borrower and Lender which Lender may be required to withhold or pay or if any taxes, assessments, or other Charges remain unpaid after the date fixed for their payment, or if any Claim shall be made, which, in Lender's opinion, may possibly create a valid Lien, Charge or Claim on the Collateral, Lender may without notice to Borrower pay the taxes, assessments, Liens, Charges or Claims and Borrower hereby indemnifies and holds Lender harmless in respect thereof. Lender will not pay any taxes, assessments, Liens, Charges or Claims to the extent that Borrower has contested or disputed those Liens, Charges and Claims in good faith, by expeditious protest, administrative or judicial appeal or similar proceeding provided than any related tax lien is stayed and sufficient reserves are established to the reasonable satisfaction of Lender to protect Lender's security interest in or Lien on the Collateral. The amount of any payment by Lender under this Section 4.13 shall be charged to Borrower's account as a Revolving Advance and added to the Obligations and, until Borrower shall furnish Lender with an indemnity therefor (or supply Lender with evidence satisfactory to Lender that due provision for the payment thereof has been made), Lender may hold without interest any balance standing to Borrower's credit and Lender shall retain its security interest in any and all Collateral held by Lender.

         4.14 Payment of Leasehold Obligations. Borrower shall at all times pay, when and as due subject to any grace period thereunder, its rental obligations under all leases under which it is a tenant, and shall otherwise comply, in all material respects, with all other terms of such leases and keep them in full force and effect and, at Lender's requests will provide evidence of having done so.

         4.15     PRIMA U.S. Receivables.

                  (a) Nature of Receivables. Each of the Receivables shall be a bona fide and valid account representing a bona fide indebtedness incurred by the Customer therein named located in the United States of America, for a fixed sum as set forth in the invoice relating thereto (provided immaterial or unintentional invoice errors shall not be deemed to be a breach hereof) with respect to an absolute sale or lease and delivery of goods upon stated terms of Borrower, or work, labor or services theretofore rendered by Borrower as of the date each Receivable is created. Same shall be due and owing in accordance with Borrower's standard terms of sale without dispute, setoff or counterclaim.

                  (b) Solvency of Customers. Each Customer, to the best of Borrower's knowledge, as of the date each Receivable is created, is and will be solvent and able to pay all Receivables on which the Customer is obligated in full when due, or with respect to such Customers of Borrower who, to the best of Borrower's knowledge are not solvent, Borrower has set up on its books and in its financial records bad debt reserves adequate to cover such Receivables.

                  (c) Locations of Borrower. Prima Industrie's chief executive office is located at Via Antonelli, 32 Regina Margherita di Collegno (Turin) Italy. Until written notice is given to Lender by Borrower of any other office at which it keeps its records pertaining to Receivables, all such records shall be kept at such executive office.

                  (d) Notification of Assignment of Receivables. At any time following the occurrence of an Event of Default or a Default, or at such other times as permitted under the Factoring Agreement Lender shall have the right to send notice of the assignment of, and Lender' security interest in, the Receivables to any and all Customers or any third party holding or otherwise concerned with any of the Collateral. Thereafter, Lender shall have the sole right to collect the Receivables, take possession of the Collateral, or both. Lender's actual collection expenses, including, but not limited to, stationery and postage, telephone and telegraph, secretarial and clerical expenses and the salaries of any collection personnel used for collection, may be charged to Borrower's account and added to the Obligations.

                  (e) Power of Lender to Act on Borrower's Behalf. Upon the occurrence of an Event of Default or with the concurrence of Borrower, Lender shall have the right to receive, endorse, assignee and/or deliver in the name of Lender or Borrower any and all checks, drafts and other instruments for the payment of money relating to the Receivables, and Borrower hereby waives notice of presentment, protect and non-payment of any instrument so endorsed. Borrower hereby constitutes Lender's designee as Borrower's attorney with power:

                           (i)      which  Lender  may  exercise  at any time or
from time to time (a) to endorse Borrower's name upon any notes, acceptances, checks, drafts, money orders or other evidences of payment or Collateral; (b) to sign Borrower's name on any invoice or bill of lading relating to any of the Receivables, drafts against Customers, assignments and verifications of Receivables; (c) to send verifications of Receivables to any Customer; (d) to sign Borrower's name on all financing statements or any other documents or instruments deemed necessary or appropriate by Lender to preserve, protect, or perfect Lender's interest in the Collateral and to file same; and (e) to do all other acts and things necessary to carry out this Agreement; and

                           (ii) which Lender shall only exercise after the
occurrence and during the continuance of an Event of Default (a) to demand payment of the Receivables; (b) to enforce payment of the Receivables by legal proceedings or otherwise; (c) to exercise all of Borrower's rights and remedies with respect to the collection of the Receivables and any other Collateral; (d) to settle, adjust, compromise, extend or renew the Receivables; (e) to settle, adjust or compromise any legal proceedings brought to collect Receivables; (f) to prepare, file and sign Borrower's name on a proof of claim; (g) to prepare, file and sign Borrower's name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Receivables; and (h) to change the address for delivery of mail addressed to Borrower to such address as Lender may designate.

All acts of said attorney or designee are hereby ratified and approved, and said attorney or designee shall not be liable for any acts of omission or commission nor for any error of judgment or mistake of fact or of law, unless done maliciously or with gross (not mere) negligence; this power being coupled with an interest is irrevocable while any of the Obligations remain unpaid.

                  (f) No Liability. Lender shall not, under any circumstances or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the settlement, collection or payment of any of the Receivables or any instrument received in payment thereof, or for any damage resulting therefrom so long as Lender acts in a commercially reasonable manner. Following the occurrence of an Event of Default or a Default, Lender may, without notice or consent from Borrower, sue upon or otherwise collect, extend the time of payment of, compromise or settle for cash, credit or upon any terms any of the Receivables or any other securities, instruments or insurance applicable thereto and/or release any obligor thereof. Upon the occurrence of an Event of Default, Lender is authorized and empowered to accept the return of the goods represented by any of the Receivables, without notice to or consent by Borrower, all without discharging or in any way affecting Borrower's liability hereunder.

                  (g) Establishment of a Lockbox Account, Dominion Account. Upon an Event of Default and at Lender's sole option, exercisable at any time following an Event of Default, all proceeds of Collateral shall, at the direction of Lender, be deposited by Borrower into a lockbox account, dominion account or such other "blocked account" ("Blocked Accounts") as Lender may require pursuant to an arrangement with such bank as may be selected by Borrower and be acceptable to Lender. Borrower shall issue to any such bank, an irrevocable letter or instruction directing said bank to transfer such funds so deposited to Lender, either to any account maintained by Lender at said bank or by wire transfer to appropriate account(s) of Lender. All funds deposited in such "blocked account" shall immediately become the property of Lender (subject to application pursuant to the terms hereof) and Borrower shall obtain the agreement by such bank to waive any offset rights against the funds so deposited. Lender assumes no responsibility for such "blocked account" arrangement, including without limitation, any claim of accord and satisfaction or release with respect to deposits accepted by any bank thereunder. Alternatively, Lender may establish depository accounts ("Depository Accounts") in the name of Lender at a bank or banks for the deposit of such funds and Borrower shall deposit all proceeds of Collateral or cause same to be deposited, in kind, in such Depository Accounts of Lender in lieu of depositing same to the Blocked Accounts.

                  (h) Adjustments. Borrower will not, without Lender's consent, compromise or adjust any Receivable (or extend the time for payment thereof) or accept any material returns of merchandise or grant any additional discounts, allowances or credits thereon except for those compromises, adjustments, returns, discounts, credits and allowances as have been heretofore customary in the business of Borrower.

         4.16 Inventory. All Inventory has been, and will be, produced by the Borrowers in accordance with all applicable labor and employment laws, and all rules, regulations and orders thereunder.

         4.17 Exculpation of Liability. Nothing herein contained shall be construed to constitute Lender as Borrower's agent for any purpose whatsoever, nor shall Lender be responsible or Liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof so long as Lender acts in a commercially reasonable manner. Lender shall not, whether by anything herein or in any assignment or otherwise, assume any of Borrower's obligations under any contract or agreement assigned to Lender, and Lender shall not be responsible in any way for the performance by Borrower of any of the terms and conditions thereof.

         4.18 Financing Statements. Except for the financing statements filed by Lender and the financing statements described on SCHEDULE "4.18" no financing statement covering any of the Collateral or any proceeds thereof is on file in any public office.

                       V. REPRESENTATIONS AND WARRANTIES

         Each of the Borrowers represents and warrants as follows:

         5.1 Authority. Borrower has full power, authority and legal right to enter into this Agreement and the Other Documents and perform all Obligations hereunder. The execution, delivery and performance hereof and of the Other Documents (a) are within Borrower's corporate powers, have been duly authorized, are not in contravention of law or the terms of Borrower's by-laws, certificate of incorporation or other applicable documents relating to Borrower's formation or to the conduct of Borrower's business or of any material agreement or undertaking to which Borrower is a party or by which Borrower is bound, and (b) will not conflict with nor result in any breach in any of the provisions of or constitute a default under or result in the creation of any Lien except Permitted Encumbrances upon any asset of Borrower under the provisions of any agreement, charter, instrument, by-law, or other instrument to which Borrower is a party or by which it may be bound.

         5.2      Formation and Qualifications.

                  (a) Prima Industrie is duly incorporated and in good standing under the laws of Italy and Prima U.S. is duly incorporated and in good standing under the laws of Michigan and each is qualified to do business and is in good standing in the places listed on SCHEDULE "5.2 (A)" which constitute all places in which qualification and good standing are necessary for Borrower to conduct its business and own its property and where the failure to so qualify would have a material adverse effect on Borrower or its business taken as a whole. Borrower has delivered to Lender true and complete copies of its certificate of incorporation and by-laws and will promptly notify Lender of any amendment or changes thereto; and

                  (b)      Prima  Industrie has the following  subsidiaries:
Prima  Electronics  S.p.A.  and Prima U.S. Inc.

         5.3 Survival of Representations and Warranties. All representations and warranties of Borrower contained in this Agreement and the Other Documents shall be true at the time of Borrower's execution of this Agreement and the Other Documents, and shall survive the execution, delivery and acceptance thereof by the parties thereto and the closing of the transactions described therein or related thereto; but the representations and warranties (other than representations and warranties as set forth in Section 4.9 hereof) shall terminate one year after payment in full of all Obligations and termination of this Agreement.

         5.4 Tax Returns. Borrower has filed all tax returns and other reports it is required by law to file and has paid all taxes, assessments, fees and other governmental charges that are due and payable. The provision for taxes on the books of Borrower is adequate for all years not closed by applicable statutes, and for its current fiscal year, and Borrower has no knowledge of any deficiency or additional assessment in connection therewith not provided for on its books.

         5.5      Financial Statements.

                  (a) The pro forma balance sheet of Borrower (the "Pro Forma Balance Sheet") furnished to Lender on the Closing Date reflects the consummation of the transactions contemplated by the Subordinated Documentation and under this Agreement (the "Transactions") and fairly reflects the financial condition of Borrower as of the Closing Date after giving effect to the Transaction, and has been prepared in accordance with GAAP, consistently applied. The Pro Forma Balance Sheet of Borrower has been certified as accurate, complete and correct in all material respects by the President and Chief Financial Officer of Borrower. All financial statements refereed to in this subsection 5.5(a), including the related schedules and notes thereto, have been prepared in accordance with GAAP consistently applied without normal year-end adjustments or footnotes and other presentation items and except as may be disclosed in such financial statements.

                  (b) The twelve-month cash flow projections of Borrower for each year, through the end of the Term and its projected balance sheets as of the Closing Date, copies of which are annexed hereto as SCHEDULE "5.5 (B)" (the "Projections") were prepared by the Chief Financial Officer of Borrower, are based on underlying assumptions which provide a reasonable basis for the projections contained therein and reflect Borrower's judgment based on present circumstances of the most likely set of conditions and course of action for the projected period. The Projections together with the Pro Forma Balance Sheet, are referred to as the "Pro Forma Financial Statements").

         5.6 Corporate Name. Borrower has not been known by any other corporate name in the past five years and does not sell Inventory under any other name except as set forth on SCHEDULE "5.6", nor has Borrower been the surviving corporation of a merger or consolidation or acquired all or substantially all of the assets of any Person during the preceding five (5) years.

         5.7      Safety and Environmental Compliance.

                  (a) Borrower has duly complied with, and its facilities, business, assets, property, leaseholds and Equipment are in compliance in all material respect with, the provisions of all applicable workplace safety and Environmental Laws; there have been no outstanding citations, notices or orders of non-compliance issued to Borrower or relating to its business, assets, property, leaseholds or equipment under any such laws, rules or regulations.

                  (b) Borrower has been issued all required licenses, certificates or permits relating to all applicable Environmental Laws.

         5.8      Solvency; No Litigation, Violation, Indebtedness or Default.

                  (a) After giving effect to the Transactions, Borrower will be solvent, able to pay its debts as they mature, have capital sufficient to carry on its business and all businesses in which it is about to engage, and (i) as of the Closing Date, the fair present saleable value of its assets, calculated on a going concern basis, is in excess of the amount of its liabilities and (ii) subsequent to the Closing Date, the fair saleable value of its assets (calculated on a going concern basis) will be in excess of the amount of its liabilities.

                  (b) Except as disclosed in SCHEDULE "5.8 (B)", Borrower has
(i) no pending or threatened litigation, actions or proceedings which involve the possibility of materially and adversely affecting its business, assets, operations, condition or prospects, financial or otherwise, or the Collateral, or the ability of Borrower to perform this Agreement, and (ii) no liabilities nor indebtedness other than the Obligations.

                  (c) Borrower is not in violation of any applicable statute, regulation or ordinance in any respect materially and adversely affecting the Collateral or its business, assets, operations or condition (financial or otherwise), or prospects, nor is Borrower in violation of any order of any court, governmental authority or arbitration board or tribunal.

         5.9 Patents, Trademarks, Copyrights and Licenses. All patents, patent applications, trademarks, trademark applications, service marks, service mark applications, copyrights, copyright applications, tradenames, trade secrets and licenses owned or utilized by Borrower are set forth on SCHEDULE "5.9", are valid and have been duly registered or filed with all appropriate governmental authorities and constitute all of the intellectual property rights which are necessary for the operation of its business; there is no objection to or pending challenge to the validity of any such material patent, trademark, copyright, tradename, trade secret or license and Borrower is not aware of any grounds for any challenge, except as set forth in SCHEDULE "5.9" hereto. Each patent, patent application, patent license, trademark, trademark application, trademark license, service mark, service mark application, service mark license, copyright, copyright application, copyright license owned or held by Borrower and all trade secrets used by Borrower consists of original material or property developed by Borrower or was lawfully acquired by Borrower from the proper and lawful owner thereof. Each of such items has been maintained so as to preserve the value thereof from the date of creation or acquisition thereof. With respect to all software used by Borrower, Borrower is in possession of all source and object codes related to each piece of software which is material to the

Business or is the beneficiary of a source code escrow agreement, each such source code escrow agreement being listed on SCHEDULE "5.9" hereto.

         5.10 Licenses and Permits. Except as set forth in SCHEDULE "5.10", Borrower (a) is in compliance with and (b) has procured and is now in possession of, all material licenses or permits required by any applicable law or regulation for the operation of its business in each jurisdiction wherein it is now conducting or proposed to conduct business and where the failure to procure such licenses or permits would have a material adverse effect on the business, properties, condition (financial or otherwise) or operations, present or prospective of Borrower.

         5.11 Default of Indebtedness. Borrower is not in default in the payment of the principal of or interest on any Indebtedness or under any instrument or agreement under or subject to which any Indebtedness has been issued and no event has occurred under the provision of any such instrument or agreement which with or without the lapse of time or the giving of notice, or both, constitutes or would constitute an event of default thereunder which has resulted in the acceleration of the maturity of Indebtedness.

         5.12 No Default. Borrower is not in default in the payment or performance of any of its contractual obligations, which default would materially and adversely affect the business, assets, operations, condition (financial or otherwise) or prospects of Borrower.

         5.13 No Burdensome Restrictions. Borrower is not party to any contract or agreement the performance of which would materially and adversely affect the business, assets, operations, condition (financial or otherwise) or prospects of Borrower. Borrower has not agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien which is not a Permitted Encumbrance.

         5.14 No Labor Disputes. Borrower is not involved in any labor dispute; there are no strikes or walkouts or union organization of any of Borrower's employees, or to the Borrower's knowledge, threatened or in existence and no labor contract is scheduled to expire during the Term other than as set forth on SCHEDULE "5.14" hereto.

         5.15 Margin Regulations. Borrower is not engaged, nor will it engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U or Regulation G of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. No part of the proceeds of any Advance will be used for "Purchasing" or "carrying" "margin stock" as defined in Regulation U of such Board of Governors.

         5.16 Investment Company Act. Borrower is not an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, nor is it controlled by such a company.

         5.17 Disclosure. No representation or warranty made by Borrower in this Agreement or in any financial statement, report, certificate or any other documents furnished in connection

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herewith or therewith contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to Borrower or which reasonably should be known to Borrower which Borrower has not disclosed to Lender in writing with respect to the transactions contemplated by this Agreement which materially and adversely affects the condition (financial or otherwise), results of operations, business, or assets of Borrower.

         5.18 Swaps. Borrower is not a party to, nor will it be a party to, any swap agreement whereby Borrower has agreed or will agree to swap interest rates or currencies unless same provides that damages upon termination following an event of default thereunder are payable on an unlimited "two-way basis" without regarding to fault on the part of either party.

         5.19 Conflicting Agreements. No provision of any mortgage, indenture, contract, agreement, judgment, decree or order binding on Borrower or affecting the Collateral conflicts with, or requires any Consent which has not already been obtained, or would in any way prevent the execution, delivery or performance of, the terms of this Agreement or the Other Documents.

         5.20 Application of Certain Laws and Regulations. Neither Borrower nor any Subsidiary of Borrower is subject to any statue, rule or regulation which regulates the incurrence of any Indebtedness, including without limitation, statutes or regulations relative to common or interstate carriers or to the same of electricity, gas, steam, water, telephone, telegraph or other public utility services.

         5.21 Business and Property of Borrower. Upon and after the Closing Date, Borrower does not propose to engage in any business other than the Business and activities necessary to conduct the Business. On the Closing Date, Borrower will own all the property and possess all of the rights and Consents necessary for the conduct of the business of Borrower.

                           VI. AFFIRMATIVE COVENANTS

         Each of the Borrowers shall, until payment in full of the Obligations and termination of this Agreement:

         6.1 Payment of Fees. Pay to Lender on demand all usual and customary fees and expenses which Lender incurs in connection with (a) the forwarding of Advance proceeds and (b) the establishment and maintenance of any Blocked Accounts or Depository Account as the case may be. Lender may, without making demand, charge the account of Borrower for all such fees and expenses.

         6.2 Conduct of Business and Maintenance of Existence and Assets. (a) Conduct continuously and operate actively its business according to good business practices (which shall include normally scheduled plant closings in the ordinary course of Borrower's business) and maintain all of its properties useful or necessary in its business in good working order and condition (reasonable wear and tear excepted and except as may be disposed of in accordance with the term of this Agreement), including, without limitation, all licenses, patents, copyrights, tradenames, trade secrets and trademarks and take all actions necessary to enforce and protect the validity of any intellectual property right or other right included in the Collateral the failure of which would have a material adverse effect on the business, assets, operations, condition (financial or otherwise) or prospects of Borrower; (b) keep in full force and effect its existence and comply in all material respects with the laws and regulations governing the conduct of its business the failure of which would have a material adverse effect on the business, assets, operations, condition (financial or otherwise) or business prospects of Borrower; and (c) make all such reports and pay all such franchise and other taxes and license fees and do all such other acts and things as may be lawfully required to maintain its rights, licenses, leases, powers and franchises under the laws of the United States or any political subdivision thereof.

         6.3 Violations. Promptly notify Lender in writing of any violation of any law, statute, regulation or ordinance of any governmental entity, or of any agency thereof, applicable to Borrower which may materially and adversely affect the Collateral or Borrower's business, assets, operations, condition (financial or otherwise) or prospects.

         6.4 Government Receivables. Take all steps necessary to protect Lender's interest in the Collateral under the Federal Assignment of Claims Act or other applicable state or local statutes or ordinances and deliver to Lender appropriately endorsed, any instrument or chattel paper connected with any Receivable arising out of contracts between Borrower and the United States, any state or any department, agency or instrumentality of any of them.

         6.5 Execution of Supplemental Instruments. Execute and deliver to lender from time to time, upon demand, such supplemental agreements, statements, assignments and transfers, or instructions or documents relating to the Collateral, and such other instruments as Lender may reasonably request, in order that the full intent of this Agreement may be carried into effect.

         6.6 Payment of Indebtedness. Pay, discharge or otherwise satisfy at or before maturity (subject, where applicable, to specified grace periods and, in the case of the trade payables, to normal payment practices) all its obligations and liabilities of whatever nature, except when the amount or validity thereof is currently being contested in good faith by appropriate proceedings and Borrower shall have provided for such reserves as Lender may reasonably deem proper and necessary, subject at all times to any applicable subordination arrangement in favor of Lender.

         6.7 Standards of Financial Statements. Cause all financial statements referred to in this Agreement (subject, in the case of interim financial statements, to normal year-end audit adjustments and footnotes and other presentation items) to be prepared in reasonable detail and to be fairly presented in accordance with GAAP applied consistently throughout the periods reflected therein (except as concurred in by such reporting accountants or officer, as the case may be, and disclosed therein, in which event Borrower and Lender shall, in good faith, negotiate any adjustments required to applicable Sections of this Agreement as a result of a change required by GAAP or changes in the manner in which GAAP is applied and in the event Borrower and Lender cannot agree on such adjustments within fifteen
(15) Business Days of receipt of such financial statements, Lender shall, in the exercise of its reasonable business judgment, determine the necessary adjustments and reset the financial covenants set forth in such sections in which event the consent of Borrower shall not be required).

                            VII. NEGATIVE COVENANTS

         Each of the Borrowers shall not, until satisfaction in full of the Obligations and termination of this Agreement:

         7.1      Merger, Consolidation, Acquisition and Sale of Assets.

                  (a) Enter into any merger, consolidation or other reorganization with or into any other Person or acquire all or a substantial portion of the assets or stock of any Person or permit any other Person to consolidate with or merge with it.

                  (b) Sell, lease, transfer or otherwise dispose of any of its properties or assets, except in accordance with this agreement.

         7.2 Creation of Liens. Create or suffer to exist any Lien, Charge, Claim or transfer upon or against any of its property or assets now owned or hereafter acquired, except Permitted Encumbrances.

         7.3 Guarantees. Become liable upon the obligations of any Person, by assumption, endorsement or guaranty thereof or otherwise (other than to Lender) except as disclosed in SCHEDULE "7.3" and the endorsement of checks in the ordinary course of business.

         7.4 Loans. Make advances, loans or extensions of credit to any Person, including without limitation, any Parent, Subsidiary or Affiliate except with respect to the extension of commercial trade credit in connection with the sale of Inventory in the ordinary course of its business or advances to employees for business related expenses in an amount not to exceed $5,000 to any employee or $50,000 to all employees in the aggregate at any time.

         7.5 Nature of Business. Substantially change the nature of the Business as presently engaged, nor except as specifically permitted hereby purchase or invest, directly or indirectly, in any assets or property other than in the ordinary course of business for assets or property which are useful in, necessary for and are to be used in the Business.

         7.6 Leases. Enter as lessee into any lease arrangement for real or personal property (unless capitalized and permitted under Section 7.5 hereof) if after giving effect thereto, aggregate annual rental payments for all leased property would exceed $500,000 in any one fiscal year.

         7.7      Subsidiaries.

                  (a)      Form any Subsidiary.

                  (b) Enter into any partnership, joint venture or similar arrangement.

         7.8 Fiscal Year and Accounting Changes. Change its fiscal year end from December 31, or make any change (i) in accounting treatment and reporting practices except as required by GAAP or (ii) in tax reporting treatment except as required by law.

         7.9 Prepayment of Indebtedness. Without the written consent of Lender at any time, directly or indirectly, prepay any Indebtedness in excess of $100,000 (other than to Lender), or repurchase, redeem, retire or otherwise acquire any Indebtedness of Borrower, or make any payment or distribution on the Subordinated Indebtedness, or grant security with respect thereto except as provided by in Section 7.12 hereof. Notwithstanding the foregoing, Borrower shall not be prohibited from taking advantage of trade discounts in the normal course of business.

         7.10 Pledge of Credit. Pledge Lender's credit on any purchases or for any purpose whatsoever or use any portion of any Advance in or for any business other than the Business.

         7.11 Amendment of Articles of Incorporation, By-Laws. Amend, modify or waive any material term or material provision in its Articles of Incorporation or By-Laws unless required by law.

                           VIII. CONDITIONS PRECEDENT

         8.1 Conditions to Initial Advances. The agreement of Lender to make the initial Advances requested to be made on the Closing Date is subject to the satisfaction, or waiver by Lender, immediately prior to or concurrently with the making of such Advances, of the following conditions precedent by each of the
Borrowers:

                  (a) Notes. Lender shall have received the Notes duly executed and delivered by an authorized officer of Borrower;

                  (b) Filings, Registrations and Recordings. Each document (including, without limitation, any Uniform Commercial Code financing statement and all documents required by Italian Civil Law) required by this Agreement, any related agreement or under law or reasonably requested by Lender to be filed, registered or recorded in order to create, in favor of Lender, a perfected security interest in or lien upon the Collateral shall have been properly filed, registered or recorded in each jurisdiction in which the filing, registration or recordation thereof is so required or requested, and Lender shall have received an acknowledgement copy, or other evidence satisfactory to it, of each such filing, registration or recordation and satisfactory evidence of the payment of any necessary fee, tax or expense relating thereto;

                  (c) Corporate Proceedings of Borrower. Lender shall have received a copy of the resolutions in form and substance reasonably satisfactory to Lender, of the Board of Directors of

Borrower authorizing (i) the execution, delivery and performance of this Agreement, the Notes, the Mortgage, any related agreements, and the Subordinated Documentation if applicable (collectively the "Documents") and (ii) the granting by Borrower of the security interests in and liens upon the Collateral in each case certified by the Secretary or an Assistance Secretary of Borrower as of the Closing Date; and, such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

                  (d) Incumbency Certificates of Borrower. Lender shall have received a certificate of the Secretary or an Assistant Secretary of Borrower, dated the Closing Date, as to the incumbency and signature of the officers of Borrower executing this Agreement, any certificate or other documents to be delivered by it pursuant hereto, together with evidence of the incumbency of such Secretary or Assistant Secretary;

                  (e) Certificates. Lender shall have received a copy of the Articles or Certificate of Incorporation of Borrower, and all amendments thereto, certified by the Secretary of State or other appropriate official of its jurisdiction of incorporation together with copies of the By-Laws of Borrower and all agreements of Borrower's shareholders certified as accurate and complete by the Secretary of Borrower;

                  (f) Good Standing Certificates. Lender shall have received good standing certificates for Borrower dated not more than five (5) days prior to the Closing, issued by the Secretary of State or other appropriate official of Borrower in the jurisdiction of incorporation and each jurisdiction where the conduct of Borrower's business activities or the ownership of its properties necessitates qualification;

                  (g) Legal Opinion. Lender shall have received the executed legal opinions of Ciomenti Studio Legale, Milan, Italy in form and substance satisfactory to Lender which shall cover such matters incident to the transactions contemplated by this Agreement, the Note, the Mortgage and related agreements as Lender may reasonably require;

                  (h) No Litigation. (i) No litigation, investigation or proceeding before or by any arbitrator or governmental authority shall be continuing or threatened against Borrower or against the officers or directors of Borrower (A) in connection with the Documents or any of the transactions contemplated thereby and which, in the reasonable opinion of Lender, is deemed material or (B) which if adversely determined, would, in the reasonable opinion of Lender, have a material adverse effect on the business, assets, operations or condition (financial or otherwise) to Borrower or the conduct of its business or inconsistent with the due consummation of the Transactions shall have been issued by any governmental authority;

                  (i) Financial Condition Opinions. Lender shall have received executed Officers Certificates satisfactory in form and substance to it, certifying the solvency of Borrower after giving effect to the Transactions and the Indebtedness contemplated hereby and as to Borrower's financial resources and its ability to meet its obligations and liabilities as they become due; to the effect that as of the Closing Date and after giving effect to the
Transactions:

                           (i)  the assets of  Borrower,  at a fair valuation,
exceed the total liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of Borrower;

                           (ii) current projections which are based on
underlying assumptions which provide a reasonable basis for the projections and which reflect Borrower's judgment based on present circumstances of the most likely set of conditions and Borrower's most likely course of action for the period projected, demonstrate that Borrower will have sufficient cash flow to enable it to pay its debts as they mature; and

                           (iii) Borrower does not have an unreasonably small
capital base with which to engage in its anticipated business.

For purposes of this subsection (i), the "fair valuation, of the assets of Borrower shall be determined on the basis of the amount which may be realized within a reasonable time, either through collection or sale of such assets at market value, conceiving the latter as the amount which could be obtained for the property in question within such period by a capable and diligent businessman from an interested buyer who is willing to purchase under ordinary selling conditions.

                  (j) Collateral Examination. Lender shall have completed Collateral examinations, the results of which shall be satisfactory in form and substance to Lender, of the Receivables, Inventory, General Intangibles, Real Property and Equipment of Borrower and all books and records in connection therewith;

                  (k) Fees. Lender shall have received all fees payable as of the Closing Date due to Lender;

                  (l) Pro Forma Financial Statements. Lender shall have received a copy of the Pro Forma Financial Statements which shall be reasonably satisfactory in all material respects to Lender;

                  (m) Insurance. Lender shall have received in form and substance satisfactory to Lender, certified copies of Borrower's casualty insurance binders, with loss payable endorsements on Lender's standard form of loss payee endorsement naming Lender as loss payee, and certified copies of Borrower's liability insurance binders, together with endorsements naming Lender as a co-insured;

                  (n) Payment Instructions. Lender shall have received written instructions from Borrower directing the application of proceeds of the initial Advances made pursuant to this Agreement;

                  (o) Consents. Lender shall have received any and all Consents necessary to permit the effectuation of the transactions contemplated by this Agreement and the Other Documents; and, Lender shall have received such Consents and waivers of such third parties as might assert claims with respect to the Collateral, as Lender and its counsel shall deem necessary;

                  (p) No Adverse Material Change. Since December 31, 1997, there shall not have occurred (i) any material adverse change in the business, financial condition, prospects or results of operations of the Business or Borrower, or the existence or value of any Collateral; or (ii) any event, condition or state of facts which would reasonably be expected materially and adversely to affect the business, financial condition or results of operations of Borrower or the Business;

                  (q) Other. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the Transactions shall be reasonably satisfactory in form and substance to Lender and its counsel.

         8.2 Conditions to Each Advance. The agreement of Lender to make any Advance requested to be made on any date (including, without limitation, its initial Advance), is subject to the satisfaction of the following conditions precedent as of the date such Advance is made:

                  (a) Representations and Warranties. Each of the representations and warranties made by each of the Borrowers in or pursuant to this Agreement and the Other Documents, and each of the representations and warranties contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement or the Other Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date except such representations and warranties which specifically relate to another date which shall be true and correct as of such other date;

                  (b) No Default. No Event of Default or Default shall have occurred and be continuing on such date, or would exist after giving effect to the Advances requested to be made, on such date, provided, however that Lender in its sole discretion may continue to make Advances notwithstanding the existence of an Event of Default or Default; and

                  (c) Maximum Advances. In the case of any requested Revolving Advance, after giving effect to such request, the aggregate Revolving Advances shall not exceed the maximum Revolving Advances permitted hereunder.

Each request for an Advance by either Borrower hereunder shall constitute a representation and warranty by both Borrowers as of the date of such Advance that the conditions contained in this subsection shall have been satisfied.

                         IX. INFORMATION AS TO BORROWER

         Each of the Borrowers shall, until satisfaction in full of the Obligations and the termination of this Agreement:

         9.1 Disclosure of Material Matters. Promptly upon learning thereof, report to Lender all matters materially affecting the value, enforceability or collectibility of any item of Collateral with a value in excess of $25,000 including, without limitation, Borrower's reclamation or repossession of, or the return to Borrower of, a material amount of goods or claims or disputes asserted by any Customer or other obligor.

         9.2 Schedules. Deliver to Lender on or before the fifteenth (15th) day of each month as and for the prior month (a) accounts receivable agings, (b) accounts payable schedules and (c) Inventory reports for receivables of Prima U.S., Inc. In addition, Borrower will deliver to Lender at such intervals as Lender may require: (i) confirmatory assignment schedules, (ii) copies of Customers' invoices, (iii) evidence of shipment or delivery, and (iv) such further schedules, documents and/or information regarding the Collateral as Lender may require including, without limitation, trial balances and test verifications. Lender shall have the right to confirm and verify all Receivables by any manner and through any medium it considers advisable and do whatever it may deem reasonably necessary to protect its interests hereunder. The items to be provided under this Section are to be in form satisfactory to Lender and executed by Borrower and delivered to Lender from time to time solely for Lender's convenience in maintaining records of the Collateral, and Borrower's failure to deliver any of such items to Lender shall not affect, terminate, modify or otherwise limit Lender's Lien with respect to the Collateral.

         9.3 Litigation. Promptly notify Lender in writing of (i) any litigation affecting Borrower, whether or not the claim is covered by insurance, and (ii) any suit or administrative proceeding, in the case of Subclauses (i) or (ii), which may materially and adversely affect the Collateral or Borrower's business, assets, operations, condition (financial or otherwise) or prospects.

         9.4 Occurrence of Defaults, etc. Promptly notify Lender in writing upon the occurrence of (a) any Event of Default or Default; (b) any event of default under the Subordinated Documentation; (c) any event which with the giving of notice or lapse of time, or both, would constitute an event of default under the Subordinated Documentation; (d) any event, development or circumstance whereby any financial statements or other reports furnished to Lender fail in any material respect to present fairly, in accordance with GAAP consistently applied, the financial condition or operating results of Borrower as of the date of such statements; (e) any accumulated retirement plan funding deficiency which, if such deficiency continued for two plan years and was not corrected as provided in Section 4971 of the Internal Revenue Code, could subject Borrower to a tax imposed by Section 4971 of the Internal Revenue Code; (f) each and every default by Borrower which results in the acceleration of the maturity of any Indebtedness for borrowed money in excess of $100,000, including the names and addresses of the holders of such Indebtedness with respect to which there is a default existing or with respect to which the maturity has been or could be accelerated, and the amount of such Indebtedness; and (g) any other development in the business or affairs of Borrower which might reasonably be expected to be materially adverse; in each case describing the nature thereof and the action Borrower proposes to take with respect thereto.

         9.5 Government Receivables. Notify Lender immediately if any of its Receivables arise out of contracts between Borrower and the United States, any state, or any department, agency or instrumentality of any of them.

         9.6 Annual Financial Statements. Furnish Lender as soon as available but in no event later than one hundred twenty (120) days provided no Event of Default has occurred and is continuing or ninety (90) days at all other times after the end of each fiscal year of Borrower, audited financial statements of Borrower including, but not limited to, statements of income, equity and cash flow from the beginning of the current fiscal year to the end of such fiscal year and the balance sheet as at the end of such fiscal year, all prepared in accordance with GAAP applied on a basis consistent with prior practices, and in reasonable detail and reported upon without qualification by an independent certified public accounting firm selected by Borrower and satisfactory to Lender (the "Accountants"), together with a comparison of the actual results during such fiscal year to those originally budgeted by Borrower prior to the beginning of such fiscal year, along with management's discussion and analysis of variances, as provided in
Section 9.12 hereof. The report of such accounting firm shall be accompanied by a statement of such accounting firm certifying that they have caused the Agreement to be reviewed in making the examination upon which such report was based, and either no information came to their attention which to their knowledge constituted an Event of Default or a Default under this Agreement or any related agreement or, if such information came to their attention, specifying any such Default or Event of Default, its nature when it occurred and whether it is continuing. In addition, the reports shall be accompanied by a certificate of Borrower's Chief Financial Officer which shall state that, based on an examination sufficient to permit him to make an informed statement, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default, its nature, when it occurred, whether it is continuing and the steps being taken by Borrower with respect to such event.

         9.7 Quarterly Financial Statements. Furnish Lender as soon as available but in no event later than forty (40) days after the end of each calendar quarter an unaudited balance sheet of Borrower and unaudited statements of income, net worth and cash flow of Borrower each reviewed by the Accountants reflecting results of operations from the beginning of the fiscal year to the end of such six month period and for such six month period, prepared on a basis consistent with prior practices and complete and correct in all material respects, subject to normal year end adjustments and lacking footnotes and other presentation items. The financial statements shall be accompanied by a certificate of Borrower's Chief Financial Officer which shall state that, based on an examination sufficient to permit him to make an informed statement, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default, its nature, when it occurred, whether it is continuing and the steps being taken by Borrower with respect to such event and, such certificate shall have appended thereto calculations which set forth Borrower's compliance with the financial covenants referred to in Sections 6.5, 6.6, 6.7, 6.8, 6.9, 6.10, 6.11 and 6.12 hereof.

         9.8 Monthly Financial Statements. Furnish Lender as soon as available but in no event later than thirty (30) days after the end of each month, an unaudited balance sheet of Borrower and unaudited statements of income, stockholders' equity and cash flow of Borrower reflecting results of operations from the beginning of the fiscal year to the end of such month and for such month, prepared on a basis consistent with prior practices and fairly presented in accordance with GAAP consistently applied, subject to normal year end adjustments and lacking footnotes and other presentation items. The reports shall be accompanied by a certificate of Borrower, signed by the President and/or Chief Financial Officer of Borrower, which shall state whether an Event of Default or an Default has occurred.

         9.9 Other Reports. Furnish Lender as soon as available, but in any event within ten (10) days after the issuance thereof, (i) with copies of such financial statements, reports and returns as Borrower shall send to its stockholders and (ii) copies of all notices sent pursuant to the Subordinated Documentation.

         9.10 Additional Information. Furnish Lender with additional information as Lender shall reasonably request in order to enable Lender to determine whether the terms, covenants, provisions and conditions of this Agreement and the Note have been complied with by Borrower including, without limitation and without the necessity of any request by Lender, (a) copies of all environmental audits and reviews, (b) at least thirty (30) days prior thereto, notice of Borrower's opening of any new office or place of business or Borrower's closing of any existing office or place of business and (c) promptly upon Borrower's learning thereof, of any labor dispute to which Borrower may become a party, any strikes or walkouts relating to any of its plants or other facilities, and the expiration of any labor contract to which Borrower is a party or by which Borrower is bound.

         9.11 Projected Operating Budget. Furnish Lender, no less than thirty
(30) days prior to the beginning of each of Borrower's fiscal years commencing with fiscal year ending on December 31, 1998, a month by month projected operating budget and cash flow of Borrower for such fiscal year (including an income statement for each month and a balance sheet as at the end of the last month in each fiscal quarter), such projections to be accompanied by a certificate signed by Borrower's President or Chief Financial Officer to the effect that such projections have been prepared on the basis of sound financial planning practice consistent with past budgets and financial statements and that such officer has no reason to question the reasonableness of any material assumptions on which such projections were prepared.

         9.12 Variances From Operating Budget. Furnish Lender, concurrently with the delivery of the financial statements referred to in Section 9.7 and 9.8 and each monthly report referred to in Section 9.9 hereof for the months of June and December, a written report summarizing all material variances from budgets submitted by Borrower pursuant to Section 9.12 and a discussion and analysis by management with respect to such variances.

         9.13 Notice of Suits, Adverse Events. Furnish Lender with prompt notice of (i) any lapse or other termination of any Consent issued to Borrower by any Governmental Body or any other Person that is material to the operation of Borrower's business, (ii) any refusal by any Governmental Body or any other Person to renew or extend any such Consent; and (iii) copies of any periodic or special reports filed by Borrower with any Governmental Body or Person, if such reports indicate any material change in the business, operations, affairs or condition of Borrower, or if copies thereof are requested by Lender, and (iv) copies of any material notices and other communications from any Governmental Body or Person which specifically relate to Borrower.

         9.14 Additional Documents. Execute and deliver to Lender, upon request, such documents and agreements as Lender may, from time to time, reasonably request to carry out the purposes, terms or conditions of this Agreement.

                              X. EVENTS OF DEFAULT

         The occurrence of any one or more of the following events with respect to either Borrower shall constitute an "Event of Default":

         10.1 failure by Borrower to pay any principal or interest on the Obligations when due, whether at maturity or by reason of acceleration pursuant to the terms of this Agreement or by notice of intention to prepay, or by required prepayment or failure to pay any other liabilities or make any other payment, fee or charge provided for herein when due; provided, however, if the aggregate balance of Revolving Advances outstanding at any time is in excess of the amounts permitted under Section 2.1 hereof, (x) such failure shall continue unremedied for more than three (3) Business Days after notice thereof shall have been given to Borrower by Lender;

         10.2 any representation or warranty made or deemed made by Borrower in this Agreement or any related agreement or in any certificate, document or financial or other statement furnished at any time in connection herewith or therewith shall prove to have been misleading in any material respect on the date when made or deemed to have been made;

         10.3 failure by Borrower to (i) furnish financial information required to be provided hereunder (a) when due or (b) when requested which is unremedied for a period of ten (10) Business Days from the date of such request, or (ii) permit the inspection of its books or records as required hereunder;

         10.4 issuance of a notice of Lien, Charge, Claim, levy, assessment, injunction or attachment against a material portion of the Collateral which is not stayed or lifted within thirty (30) days;

         10.5 failure or neglect of Borrower to perform, keep or observe any other term, provision, condition, covenant herein contained, or contained in any other agreement or arrangement, now or hereafter entered into between Borrower and Lender, other than a failure or neglect of Borrower to perform, keep or observe such term, provision, condition or covenant, contained in Sections 4.7, 4.8, 4.9, 4.11, 6.1, 6.3, 6.4, 9.3 or 9.5 hereof which failure is cured within the earlier of (i) twenty (20) days after the occurrence of the failure or neglect or (ii) fifteen (15) days after notice from Lender to Borrower of such failure or neglect;

         10.6 any judgment is rendered or judgment liens filed against Borrower for an amount in excess of $100,000 which within thirty (30) days of such rendering or filing is not either satisfied, stayed or discharged of record or bonded on appeal;

         10.7 Borrower shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of creditors, (iii) commence a voluntary case under any state, federal, or Italian bankruptcy moratorium or insolvency laws (as now or hereafter in effect), (iv) be adjudicated a bankrupt or insolvent, (v) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vi) acquiesce to, or fail to have dismissed, within forty-five (45) days, any petition filed against it in any involuntary case under such bankruptcy moratorium or insolvency laws, or (vii) take any action for the purpose of effecting any of the foregoing;

         10.8 Borrower shall admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business;

         10.9 any change in Borrower's condition or affairs (financial or otherwise) which in Lender's opinion materially impairs the Collateral or the ability of Borrower to perform its Obligations under this Agreement;

         10.10 any Lien created hereunder in favor of Lender or provided for hereby or under any related agreement in favor of Lender for any reason ceases to be or is not a valid and perfected Lien having a first priority interest (subject to permitted purchase money security interests, and mechanics liens which are not yet due and owing);

         10.11 a default of the obligations of Borrower under any other agreement to which it is a party shall occur which materially adversely affects its condition, affairs or prospects (financial or otherwise) which default is not cured within any applicable grace or cure period;

         10.12 termination or breach agreement executed and delivered to Lender in connection with the Obligations of Borrower, or if the signer thereof attempts to terminate, challenges the validity of, or its liability under, any such agreement;

         10.13    Borrower shall cease to be a subsidiary of Lender;

         10.14 Borrower shall claim in writing to Lender that any material provision of this Agreement shall, for any reason, cease to be valid and binding on Borrower;

         10.15 (i) any Governmental Body shall (A) revoke, terminate, suspend or adversely modify any license, permit, patent trademark or tradename of Borrower, the continuation of which is material to the continuation of Borrower's business, or (B) commence proceedings to suspend, revoke, terminate or materially adversely modify any such license, permit, trademark, tradename or patent and such proceedings shall not be dismissed or discharged within sixty
(60) days, or (ii) any agreement which is necessary and material to the operation of Borrowers business shall be revoked or terminated and not replaced by a substitute acceptable to Lender within thirty (30) days after the date of such revocation or termination, and such revocation or termination and non-replacement would have a material adverse effect on Borrower's business or financial condition;

         10.16 any material portion of the Collateral be seized or taken by a Governmental Body, or Borrower or the title and rights of Borrower shall have become the subject matter of litigation which is reasonably likely to, in the opinion of Lender, upon final determination, result in impairment or loss of the security provided by this Agreement or the Other Documents;

                 XI. LENDER'S RIGHTS AND REMEDIES AFTER DEFAULT

         11.1 Rights and Remedies. Upon the occurrence of (i) an Event of Default in the form of a payment default under the terms of either Note and the terms of this Agreement, all Obligations shall be immediately due and payable and this Agreement and the obligation (if any) of Lender to make Advances shall be deemed terminated; (ii) any of the other Events of Default and at any time thereafter (such Event of Default not having previously been cured) - at the option of Lender all Obligations shall be immediately due and payable and Lender shall have the right to terminate this Agreement and to terminate the obligation (if any) of Lender to make Advances, and (iii) filing of a petition against Borrower in any involuntary case under any state or federal bankruptcy laws the obligations (if any) of the Lender to make Advances hereunder shall be terminated other than as may be permitted by an appropriate order of the bankruptcy court having Jurisdiction over the Borrower. Upon the occurrence of any Event of Default, Lender shall have the right to exercise any and all other rights and remedies provided for herein, under the Uniform Commercial Code and at law or equity generally, including, without limitation, the right to foreclose the security interests granted herein and to realize upon any Collateral by any available judicial procedure and/or to take possession of and sell any or all of the Collateral with or without judicial process. Lender may enter any of Borrower's premises or other premises without legal process and without incurring liability to Borrower therefor, and Lender may thereupon, or at any time thereafter, in its discretion without notice or demand, take the Collateral and remove the same to such place as Lender may deem advisable and Lender may require Borrower to make the Collateral available to Lender at a convenient place. With or without having the Collateral at the time or place of sale, Lender may sell the Collateral, or any part thereof, at public or private sale, at any time or place, in one or more sales, at such price or prices, and upon such terms, either for cash, credit or future delivery, as Lender may elect. Except as to that part of the Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender shall give Borrower reasonable notification of such sale or sales, it being agreed that in all events written notice mailed to Borrower at least five (5) days prior to such sale or sales is reasonable notification. At any public sale Lender may bid for and become the purchaser, and Lender or any other purchaser at any such sale thereafter shall hold the Collateral sold absolutely free from any claim or right of whatsoever kind, including any equity of redemption and such right and equity are hereby expressly waived and released by Borrower. In connection with the exercise of the foregoing remedies, Lender is granted permission to use all of Borrower's trademarks, trade styles, trade names, patents, patent applications, licenses, franchises and other proprietary rights which are used in connection with (a) Inventory for the purpose of disposing of such Inventory and (b) Equipment for the purpose of completing the manufacture of unfinished goods. The proceeds realized from the sale of any Collateral shall be applied first to the reasonable costs, expenses and reasonable attorneys' fees and disbursements incurred by Lender for collection and for acquisition, completion, protection, removal, storage, sale and delivery of the Collateral; second to interest due upon any of the Obligations; and third to the principal of the Obligations. if any deficiency shall arise, Borrower shall remain liable to Lender therefor.

         11.2 Lender's Discretion. Lender shall have the right in its sole discretion to determine which rights, Liens, security interests or remedies Lender may at any time pursue, relinquish, subordinate, or modify or to take any other action with respect thereto and such determination will not in any way modify or affect any of Lender's rights hereunder.

         11.3 Setoff. In addition to any other rights which Lender may have under applicable law, upon the occurrence of an Event of Default hereunder, Lender shall have a right to apply any of Borrower's property held by Lender or by the Bank to reduce the Obligations then due and owing.

         11.4 Rights and Remedies not Exclusive. The enumeration of the foregoing rights and remedies is not intended to be exhaustive and the exercise of any right or remedy shall not preclude the exercise of any other right or remedies, all of which shall be cumulative and not alternative.

                     XII. WAIVERS AND JUDICIAL PROCEEDINGS

         12.1 Waiver of Notice. Each Borrower hereby waives notice of non-payment of any of the Receivables, demand, presentment, protest and notice thereof with respect to any and all instruments, notice of acceptance hereof, notice of loans or advances made, credit extended, Collateral received or delivered, or any other action taken in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein.

         12.2 Delay. No delay or omission on Lender's part in exercising any right, remedy or option shall operate as a waiver of such or any other right, remedy or option or of any default.

                      XIII. EFFECTIVE DATE AND TERMINATION

         13.1 Term. This Agreement, which shall inure to the benefit of and shall be binding upon the respective successors and permitted assigns of each of the Borrowers and Lender, shall become effective on the date hereof and shall continue in full force and effect until May 31, 2001 (the "Term") unless sooner terminated as herein provided. Borrowers may terminate this Agreement at any time upon sixty (60) days' prior written notice ("Termination Date") upon payment in full of the Obligations.

         13.2 Termination. The termination of the Agreement shall not affect any of Borrower's or Lender's rights, or any of the Obligations having their inception prior to the effective date of such termination, and the provisions hereof shall continue to be fully operative until all transactions entered into, rights or interests created or Obligations have been fully disposed of, concluded or liquidated. The security interests, Liens and rights granted to Lender hereunder and under the Other Documents to which either Borrower is a party and the financing statements filed hereunder shall continue in full force and effect, notwithstanding the termination of this Agreement, until all of the Obligations of Borrower have been paid or performed in full after the termination of this Agreement or Borrower has furnished Lender with an indemnification satisfactory to Lender with respect thereto. Accordingly, Borrower waives any rights which it may have under Section 9-404(i) of the Uniform Commercial Code to demand the filing of termination statements with respect to the Collateral, and Lender shall not be required to send such termination statements to Borrower, or to file them with any filing office, unless and until this Agreement shall have been terminated in accordance with its terms and all Obligations paid in full in immediately available funds. All representations, warranties, covenants, waivers and agreements contained herein shall survive termination hereof until all Obligations are repaid or performed in full.

                               XIV. MISCELLANEOUS

         14.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina applied to contracts to be performed wholly within the State of North Carolina, United States of America. Any judicial proceeding brought by or against Borrower with respect to any of the Obligations, this Agreement or any related agreement may be brought by Lender in any court of competent jurisdiction in the State of North Carolina, United States of America, and, by execution and delivery of this Agreement, Borrower accepts for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of Lender to bring proceedings against Borrower in the courts of any other jurisdiction. Borrower waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Any judicial proceeding by Borrower against Lender involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this Agreement or any related agreement, shall be brought only in a federal or state court located in the State of North Carolina.

         14.2 Entire Understanding. This Agreement and the documents executed concurrently herewith contain the entire understanding between Borrower and Lender and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof. Any promises, representations, warranties or guarantees not herein contained and hereinafter made shall have no force and effect unless in writing, signed by Borrower's and Lender's respective officers. Neither this Agreement nor any portion or provisions hereof may be changed, modified, amended, waived, supplemented, discharged, canceled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the party to be charged. Borrower acknowledges that it has been advised by counsel in connection with the execution of this Agreement and Other Documents and is not relying upon oral representations or statements inconsistent with the terms and provisions of this Agreement.

         14.3 Successors and Assigns; Participations; New Lenders. This Agreement shall be binding upon and inure to the benefit of Borrower, Lender, all future holders of the Note and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of Lender. Lender shall be entitled to assign or transfer any of its rights and obligations hereunder at any time without the consent of Borrower.

         14.4 Application of Payments. Lender shall have the continuing and exclusive right to apply or reverse and re-apply any payment and any and all proceeds of Collateral to any portion of the Obligations. To the extent that Borrower makes a payment or Lender receives any payment or proceeds of the Collateral for Borrower's benefit, which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver, custodian or any other party under any bankruptcy law, common law or equitable cause, then, to such extent, the Obligations or part thereof intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by Lender.

         14.5 Indemnity. Borrower shall indemnity Lender from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, reasonable fees and disbursements of counsel) which may be imposed on, incurred by, or asserted against Lender in any litigation, proceeding or investigation instituted or conducted by any governmental agency or instrumentality or any other Person with respect to any aspect of, or any transaction contemplated by, or referred to in, or any matter related to, this Agreement, whether or not Lender is a party thereto, except to the extent that any of the foregoing arises out of the gross (not mere) negligence or willful misconduct of the party being indemnified.

         14.6 Notice. Any notice or request hereunder may be given to Borrower or to Lender at their respective addresses set forth below or at such other address as may hereafter be specified in a notice designated as a notice of change of address under this Section. Any notice or request hereunder shall be given by (a) hand delivery, (b) overnight courier, or (c) telecopy to the number set out below (or such other number as may hereafter be specified in a notice designated as a notice of change of address) with electronic confirmation or subsequently confirmed by registered or certified mail. Notices and requests shall, in the case of telecopy, be deemed to have been given when electronic confirmation of its receipt is received and in the case of overnight courier, be deemed to have been given when deposited with the overnight courier service.

         (A)      If to Lender, at: The PRIMA Group International, Inc.
                                            447 S. Sharon Amity Road, Suite 250
                                            Charlotte, NC  28211

                  Attention:                James R. Currier, Sr.
                  Telephone:                704-366-8999
                  Telecopier:               704-366-4585

         (B)      If to Borrower, at:       Prima Industria, S.p.A.              Prima U.S. Inc.
                                            Via Antonelli 32                     23399 Commerce Drive
                                            10097 Regina Margherita              Suite B-10
                                            di Collegno, (TO)                    Farmington Hills, MI  48335
                                            Italy

                  Attention:                Gianfranco Carbonato                 Michael Cheney
                  Telephone:                011 39 11 410 3205                   248-449-4994
                  Telecopier:               011 39 11 411 7334


         14.7 Severability. If any part of this Agreement is contrary to, prohibited by, or deemed invalid under applicable laws or regulations, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

         14.8 Expenses. All costs and expenses including, without limitation, reasonable attorneys' fees and disbursements incurred by Lender, (a) in all efforts made to enforce payment of any obligation or effect collection of any Collateral, or (b) in connection with the entering into, modification, amendment, administration and enforcement of this Agreement or any consents or waivers hereunder and all related agreements, documents and instruments, or (c) in instituting, maintaining, preserving, enforcing and foreclosing on Lender's security interest in or Lien on any of the Collateral, whether through judicial proceedings or otherwise, or (d) in defending or prosecuting any actions or proceedings arising out of or relating to Lender's transactions with Borrower, or (e) in connection with any advice given to Lender with respect to its rights and obligations under this Agreement and all related agreements, may be charged to Borrower's account as a Revolving Advance and shall be part of the Obligations.

         14.9 Injunctive Relief. Borrower recognizes that, in the event Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy at law may prove to be inadequate relief to Lender; therefore, Lender, if Lender so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

         14.10 Consequential Damages. Neither Lender nor any agent or attorney for Lender shall be liable to Borrower for consequential damages arising from any breach of contract, tort or other wrong relating to the establishment, administration or collection of the Obligations.

         14.11 Captions. The captions at various places in this Agreement are intended for convenience only and do not constitute and shall not be interpreted as part of this Agreement.

         14.12 Counterparts. This Agreement may be executed in one or more counterparts, each of which taken together shall constitute one and the same instrument.

         14.13 Construction. The parties acknowledge that each party and its counsel have reviewed this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments, schedules or exhibits thereto.

         Each of the parties have signed this Agreement as of the _____ day of _____________________________, 1998.



                                       Prima Industrie S.p.A.

                                       By:
                                           ____________________________________
                                              Name:
                                                       ________________________
                                              Title:
                                                       ________________________
                                              Address:
                                                       ________________________

                                                       ________________________

                                       Prima U.S. Inc.


                                       By:
                                           ____________________________________
                                              Name:
                                                       ________________________
                                              Title:
                                                       ________________________
                                              Address:
                                                       ________________________

                                                       ________________________

                                       The PRIMA Group International, Inc.


                                       By:
                                           ____________________________________
                                              Name:
                                                       ________________________
                                              Title:
                                                       ________________________
                                              Address:
                                                       ________________________

                                                       ________________________

STATE OF
          ____________________

COUNTY OF
           ___________________


         On this _____ day of _________, 199___, before me personally came _______________________, to me known, who, being by me duly sworn, did depose and say that he is the ____________________ of Prima Industrie, S.p.A., the company described in and which executed the foregoing instrument; that he knows the seal of the company; that the seal affixed to said instrument is such company seal; that it was so affixed by order of the board of directors of said company, and that he signed his name thereto by like order.

                                                 -------------------------------
                                                 Notary Public

My commission expires:  ________________

STATE OF
         ____________________

COUNTY OF
          ___________________


         On this _____ day of _________, 199___, before me personally came _______________________, to me known, who, being by me duly sworn, did depose and say that he is the ____________________ of PRIMA U.S. INC., the corporation described in and which executed the foregoing instrument; that he knows the seal of the corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.

                                                 -------------------------------
                                                 Notary Public

My commission expires:  ________________

STATE OF
         ____________________

COUNTY OF
          ___________________


         On this _____ day of _________, 199___, before me personally came _______________________, to me known, who, being by me duly sworn, did depose and say that he is the ____________________ of THE PRIMA GROUP INTERNATIONAL, INC., the corporation described in and which executed the foregoing instrument; that he knows the seal of the corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.

                                                 -------------------------------
                                                 Notary Public

My commission expires:  ________________

                                                                       EXHIBIT A

                               JOINT REVOLVER LOAN
                                 PROMISSORY NOTE

                                                               May        , 1998


         FOR VALUE RECEIVED, The PRIMA Group International, Inc. ("Lender") has agreed, for so long as no Default or Event of Default exists, and subject to the provisions of the Revolving Credit and Security Agreement by and between Borrowers and Lender dated May, 1998 ("Loan Agreement") to make loans (the "Revolver Loans") to Borrowers from time to time, as requested by Borrowers, in the manner set forth below, up to a maximum aggregate amount at any time outstanding equal to $3,000,000,000. Subject to the terms and conditions hereof and in the Loan Agreement, Borrowers shall be entitled to reborrow all amounts repaid with respect to the Revolver Loans. All Revolver Loans shall be used exclusively for Borrowers' business needs in a manner consistent with the terms hereof and the terms of the Loan Agreement, and applicable law. Each Borrower jointly and severally agrees to pay interest on any unpaid principal amount of any Revolver Loan outstanding from the respective dates such principal amounts are advanced until paid (whether at stated maturity, on acceleration or otherwise) at a variable rate per annum equal to the Prime Rate in effect from time to time. The applicable rate of interest shall be increased or decreased, as the case maybe, by an amount equal to any increase or decrease in the Prime Rate. "Prime Rate" shall mean the reference rate of NationsBank of North Carolina as publicly announced to be in effect from time to time, such rate to be adjusted automatically without notice, on the effective date of any change in such rate. "Prime Rate" is determined by NationsBank as a means of pricing some loans to its customers and is neither tied to any external rate of interest or index nor does it necessarily reflect the lowest rate of interest actually charged by NationsBank to any particular class or category of customers. All such interest shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days. Any adjustment in the interest rate, whether upward or downward, shall become effective on the first day of the month next following the month in which the Prime Rate is reduced or increased.

         All payments shall be due on the next business day following a due date, if said due date is not a business day.

         This secured Note is the Revolver Note of Borrowers referred to in the Loan Agreement. The Loan Agreement and the Other Documents referred to therein contain additional rights and privileges of the holder of this Note. In addition to Collateral specified in the Loan Agreement, any of either Borrower's property used as Collateral for any other current or future agreement between Borrowers and Lender (or Lender's successors in interest) shall also provide security for this secured loan (the "Collateral"). Capitalized terms used and not defined herein have the meanings assigned to them in the Loan Agreement. This Note is not assignable or negotiable by Borrowers without the express written consent of Lender, in its sole and absolute discretion.

         If a Revolver Loan Event of Default, as provided in the Loan Agreement, shall occur, or if a default by Borrowers shall occur pursuant to the terms and conditions of any other current or future agreement between Borrowers and Lender (or Lender's successors in interest) the unpaid balance of the principal of this secured Note, together with all accrued but unpaid interest hereon, as well as any other charges due hereunder, may be declared and shall thereupon become due and payable in the manner and with the effect provided in the Loan Agreement.

         Payment of principal and interest shall be made in lawful money of the United States of America. Time is of the essence with regard to this Note. To the fullest extent permitted by applicable law, Borrowers expressly waive presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection and the benefit of any exemption, moratorium or insolvency laws.

         Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Lender in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall, any single or partial exercise by Lender of any right or remedy hereunder or under the Loan Agreement preclude any other right or remedy. Lender, at its option, may enforce its rights against either Borrower or any Collateral securing this Note without enforcing its rights against the other Borrower, or any other property or indebtedness due or to become due to Lender. Each Borrower agrees that, without notice to either Borrower, Lender may at any time release, surrender, substitute or exchange any Collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note, including either Borrower, without impairing Lender's rights against the remaining Borrower or Borrowers or the remaining collateral.

         This secured Note is executed and delivered in and shall, in all respects, be governed by and construed in accordance with the laws of the State of North Carolina, United States of America, including all matters of construction, validity and performance and the Borrower specifically agrees to such jurisdiction and venue with regard to any suit or other matter pertaining to this Note or any document referenced herein.

         IN WITNESS WHEREOF, each Borrower has caused this secured Note to be duly executed in its name to evidence its joint and several obligation hereunder.

ATTEST:                                     Prima Industries, S.p.A.

___________________                         By:_______________________
Secretary

                                            Its:______________________

(Corporate Seal)


ATTEST:                                     Prima U.S. Inc.

___________________                         By:_______________________
Secretary

                                            Its:______________________

(Corporate Seal)